Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: August 20, 2012	EPE, LLC

	By:	/s/ Edward J. Lehner
		Name:	Edward J. Lehner
		Title:	Executive Vice President and Chief Financial Officer

RYERSON INC.

	By:	/s/ Edward J. Lehner
		Name:	Edward J. Lehner
		Title:	Executive Vice President and Chief Financial Officer

RYERSON HOLDING CORPORATION

	By:	/s/ Edward J. Lehner
		Name:	Edward J. Lehner
		Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Joint Filing Agreement]

PLATINUM EQUITY CAPITAL PARTNERS-PF, L.P.

By:	Platinum Equity Partners, LLC, its general partner

	By:	Platinum Equity Investment Holdings, LLC, its senior managing member

By: /s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

PLATINUM EQUITY CAPITAL PARTNERS, L.P.

By:	Platinum Equity Partners, LLC, its general partner

	By:	Platinum Equity Investment Holdings, LLC, its senior managing member

By: /s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

PLATINUM EQUITY CAPITAL PARTNERS-A, L.P.

By:	Platinum Equity Partners, LLC, its general partner

	By:	Platinum Equity Investment Holdings, LLC, its senior managing member

By: /s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

PLATINUM EQUITY CAPITAL PARTNERS-PF II, L.P.

By:	Platinum Equity Partners II, LLC, its general partner

	By:	Platinum Equity Investment Holdings II, LLC, its senior managing member

By: /s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

[Signature Page to Joint Filing Agreement]

PLATINUM EQUITY CAPITAL PARTNERS II, L.P.

By:	Platinum Equity Partners II, LLC, its general partner

	By:	Platinum Equity Investment Holdings II, LLC, its senior managing member

By: /s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

PLATINUM EQUITY CAPITAL PARTNERS-A II, L.P.

By:	Platinum Equity Partners II, LLC, its general partner

	By:	Platinum Equity Investment Holdings II, LLC, its senior managing member

By: /s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

PLATINUM RHOMBUS PRINCIPALS, LLC

By:	Platinum Equity Investment Holdings, LLC, its senior managing member

By: /s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

By:	PLATINUM EQUITY PARTNERS, LLC

	By:	Platinum Equity Investment Holdings, LLC, its senior managing member

By: /s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

PLATINUM EQUITY INVESTMENT HOLDINGS, LLC

By: /s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

[Signature Page to Joint Filing Agreement]

PLATINUM EQUITY PARTNERS II, LLC

By:	Platinum Equity Investment Holdings II, LLC, its senior managing member

By: /s/ Mary Ann Sigler
	Name:	Mary Ann Sigler
	Title:	Vice President

PLATINUM EQUITY INVESTMENT HOLDINGS II, LLC

By: /s/ Mary Ann Sigler
	Name:	Mary Ann Sigler
	Title:	Vice President

PLATINUM EQUITY LLC

By:	/s/ Mary Ann Sigler
	Name:	Mary Ann Sigler
	Title:	Title: Executive Vice President and Chief Financial Officer

By:	/s/ Mary Ann Sigler
	Name:	Tom T. Gores, by Mary Ann Sigler, attorney-in-fact

[Signature Page to Joint Filing Agreement]